SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 27, 2001


                                  NIX CO., LTD.
                                 --------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                                                    36-3484607
     --------------                    -----------                --------------
    (STATE OR OTHER                    (COMMISSION                (IRS EMPLOYER
    JURISDICTION OF                    FILE NUMBER)               IDENTIFICATION
    INCORPORATION)                                                       NO.)


  2617 HUNTINGTON PIKE, SUITE 202
       HUNTINGTON VALLEY, PA                                         19006
----------------------------------------                           ----------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (215) 947-7830


                     PRINCETON DENTAL MANAGEMENT CORPORATION

                              7421 WEST 100TH PLACE

                           BRIDGEVIEW, ILLINOIS 60455
         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated February 22, 2001, Nix Co., Ltd., a Delaware corporation ("Nix" or the "Company"), merged into Princeton Dental Management Corporation, a Delaware corporation ("Princeton") whereby Princeton was the surviving corporation (the "Surviving Corporation") and the separate existence of Nix ceased to exist. As a result of the merger, the shareholders of Nix acquired a 95% interest in the Surviving Corporation and full voting control of the Surviving Corporation.

Previous to Princeton and Nix's merger negotiations, Princeton filed for protection under Chapter 11 of the U.S. Bankruptcy Code. In order to transact the merger between Princeton and Nix, Princeton obtained authorization to enter into this Agreement pursuant to a confirmed Plan of Reorganization with the Bankruptcy Court for the Middle District of Florida (Tampa Division) (the "Bankruptcy Court"). Under the terms of the Merger Agreement, Nix made an administrative loan of $100,000 to the Bankruptcy Court, in accordance with ss.1145 of the Bankruptcy Code, in effect joining as an unsecured creditor of Princeton. On January 26, 2001, the Bankruptcy Court reduced the administrative loan to Princeton to $75,000, and Nix agreed to pay for an audit of Princeton in connection with this Merger.

On February 22, 2001, when the Plan of Reorganization was confirmed, Nix's administrative loan was converted to equity. The Merger Agreement was subsequently approved by the Bankruptcy Court on February 27, 2001. Prior to the merger and pursuant to the Plan of Reorganization, all of Princeton's common and preferred shares issued and outstanding were canceled and 15,000,000 common shares were reissued. Prior to the merger Nix had 1,500 common shares authorized and 1,000 common shares issued and outstanding. Pursuant to the Merger, the Shareholders of Nix were issued 14,250,000 shares of Common Stock of Princeton upon the Closing of the Merger Agreement, which equaled 95% of the equity of the Surviving Corporation after the effectiveness of the merger. A copy of the Merger Agreement is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

(b) The following table contains information regarding the shareholdings of the Company's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's common stock:

                       AMOUNT OF COMMON          PERCENT OF COMMON
DIRECTORS AND          STOCK BENEFICIALLY        STOCK BENEFICIALLY
OFFICERS               OWNED                     OWNED (1)
------------------     ------------------        ------------------

Christian Sano                      0                      0%

Dorteline Normil                    0                      0%

Aaron Goldstein             2,793,000                  18.62%

Brian Smith                 4,049,850                  26.99%

David Cook                  4,329,150                  28.86%

Edward Morris               2,793,000                  18.62%

5% OR MORE

STOCKHOLDERS

---------------

Aaron Goldstein                  2,793,000                     18.62%

Brian Smith                      4,049,850                     26.99%

David Cook                       4,329,150                     28.86%

Edward Morris                    2,793,000                     18.62%

----------------
(1)  Based on 15,000,000 shares issued and outstanding after the Merger.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) The consideration provided by the parties pursuant to the Merger Agreement was negotiated between Nix and Princeton's Chapter 11 Bankruptcy Trustee ("Chapter 11 Trustee"). In evaluating the Merger transaction, the Chapter 11 Trustee used criteria such as the value of the assets of Nix, Nix's ability to compete in its markets, the current and anticipated business operations of Nix. Nix considered the value of Princeton's status as a publicly reporting company and its ability to further the business plan of Nix.

                           DESCRIPTION OF THE BUSINESS

The Company

Nix is a newly-formed mobile commerce ("m-commerce") and electronic commerce ("e-commerce") company. Nix was incorporated in Delaware in June of 2000. Nix's m-commerce and e-commerce business will focus on selling beauty, health, lifestyle and fashion products to young women both through the Internet and through mobile phones. Nix also plans to focus on developing its newly-created on-line education sector ("e-education").

Integration

Once the Company's e-commerce and m-commerce businesses have been developed, Nix intends to strategically focus on integrating mobile, physical and virtual retailing for its consumers. Nix intends to offer health, beauty, cosmetics and fashion products to the 17-35 year old female market. By simply pressing a button on a cellular phone, users will be able to call up their own custom interface that will display emails, personalized stock or any other type of information relevant to the customers' profile. Nix intends to initially offer Japanese beauty products such as Inoapono Products. Inoapono is an established brand that offers a full line of perfumes, cosmetics, soaps and sunscreens. Inoapono also provides a full line of travel services for unique adventure and pleasure travel experiences which Nix intends to make available to its customers.

M-Commerce

Nix intends to bring Japan's wearable wireless web ("WWW") system to the U.S. In Japan, portable net access devices, like cell phones, are used to access the WWW to accomplish things like emailing or even pinpointing the nearest vacant hotel. While the U.S., along with much of the world, still goes online through clunky, old-fashioned hardware, the Japanese are using wireless terminals to access the web. This wireless system is years ahead of U.S. technology. Most U.S. investors are not entirely aware of the size of this wireless scene in Japan. Nix estimates that by the year 2003, the number of wireless subscribers with Internet-enabled handsets will jump to 115 million and 254 million for the U.S. and Europe, respectively. Thus, Nix's m-commerce business will be as a proprietary mobile service provider who will offer wireless web access to its customers through mobile phones.

E-Commerce

Nix has developed a web site whereby its customers can buy the same products through their mobile phones as they can on line. Customers will be able to surf Nix's web site for promotions, products and beauty advice, as well as be able to purchase these products through secured technology.

Retail Stores

Nix intends to open several retail stores throughout the U.S., focused initially in Hawaii, which will offer a host of beauty, health and other related products in a serene and calming atmosphere.

E-Education

Nix currently intends to offer online e-education courses as well as on site certification seminars. The Company currently intends to engage in licensing agreements with fully established on-line education companies and certified schools resided in Hawaii, Japan and other countries with fully developed product lines, and to market these products throughout North America. Nix believes that such licensing would allow it to offer instructional courses both on site, and on-line through a variety of flexible programs including web-based and computer-based training via CD-ROM and computer labs. The Company also intends to offer certification exam preparation tools and full time help desk support. The goal of the training courses will be to convey to the trainee specialized information and skills that have certifiable value in the workplace. The Company intends the on-line educational classes to be accredited programs for working adults and students alike. These programs will be meant for the individual looking to either specialize in a particular niche, or learn a whole new set of skills to be applied to a fresh career.

Business Expansion

In order to implement the Company's business plan, the Company may seek to acquire other companies in the e-commerce, m-commerce, e-education and telecommunications sectors through mergers, acquisitions and strategic alliances. The Company is not restricted in the type of companies it may acquire. The Company may acquire a business that only recently commenced operations, or a developing company in need of additional funds to expand into new products or markets, or an established business that may be experiencing financial or operating difficulties and needs additional capital which is perceived to be easier to raise by a public company. In some instances, a business opportunity may involve acquiring or merging with a corporation which does not need substantial additional cash but which desires to establish a public trading market for its common stock. The Company may purchase assets and establish wholly-owned subsidiaries in various businesses or purchase existing businesses as subsidiaries.

Expenses

The Company expects to incur costs and expenses related to: purchases of equipment for our operations and network infrastructure; the expansion of our operations into the m-commerce arena; the development of our web site transaction processing and network infrastructure; development and improvement of additional products and services; and the hiring of personnel.

                                   COMPETITION

The Company will face extreme competition in its endeavors. There are presently many established Internet web sites offering similar type products to Nix's intended demographic group. These web sites include, but are not limited to ivillage.com, drugstore.com, ibeauty.com, beautynet.com, and sephora.com. These Internet companies have significantly greater financial resources, technical expertise and experience than the Company. There are also presently well-established wireless phone companies currently offering wireless web access to its customers. These companies include but are not limited to Sprint PCS, Verizon, and AT&T. Furthermore, there are also well-established on-line educational companies currently offering on-line training to individuals. These companies include but are not limited to University of Phoenix Online, New Horizons, and Apollo Group. In view of the Company's limited financial resources and experience, the Company will continue to be at a significant competitive disadvantage.

                                    EMPLOYEES

The Company at present has 8 employees. The Company relies heavily on its current officers and directors in facilitating its business objectives and operations. These officers and directors will devote as much time as the Board of Directors determines is necessary to carry out the affairs of the Company.

                             TRADEMARKS AND PATENTS

At present, the Company has no patents or trademarks. The Company will be applying for a trademark of its WeNDI technology soon.

                                    PROPERTY

The Company's principal executive offices will be located at 2617 Huntington Pike, Suite 202, Huntington Valley, PA 19006 and at 7 Waterfront Plaza, Suite 400, 500 Ala Moana Blvd., Honolulu, Hawaii 96813.

                                   LITIGATION

There is no outstanding material litigation in which the Company is involved and the Company is unaware of any pending actions or claims against it.

                            DESCRIPTION OF SECURITIES

The Company has an authorized capitalization of 25,000,000 shares of common stock, $0.0001 par value per share ("Common Stock") and 1,000,000 shares of preferred stock, $1.00 par value per share ("Preferred Stock").

Common Stock

Following the Merger, there were 15,000,000 shares of the Company's Common Stock issued and outstanding. The holders of the Company's common stock are entitled to one non-cumulative vote for each share held of record on all matters submitted to a vote of shareholders. Subject to preferences that may be applicable to outstanding shares of preferred stock, if any, the holders of common stock are entitled to receive ratably any dividends that are declared by the Company's Board of Directors out of funds legally available therefor and are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company. Holders of the Company's Common Stock have no preemptive, subscription or conversion rights and there are no redemption or sinking fund provision or rights applicable thereto.

No options or warrants remain outstanding as they were canceled pursuant to the Plan of Reorganization.

Preferred Stock

As part of the Plan of Reorganization, all previously issued preferred stock was canceled. Following the Merger, the Company did not issue Preferred Stock.

Transfer Agent

The Company's Transfer Agent is Continental Transfer and Trust Company, located at 2 Broadway, 19th Floor, New York, NY 10004.

                           MARKET FOR NIX'S SECURITIES

The Company intends to list its Common Stock on the OTC Bulletin Board, a service provided by the Nasdaq Stock Market Inc. Prior to the Bankruptcy filed by Princeton, effective August 18, 1997, the Company's shareholders approved a one to five reverse stock split of the Company's Common Stock. Prior to October 15, 1998, the Companies securities were quoted on the NASDAQ SmallCap Market under the symbols PDMC and PDMCW, respectively, and had been since April 15, 1992. However, effective as of October 15, 1998, the Company was informed by The Nasdaq Stock Market, Inc. ("Nasdaq") that the Company's securities would be delisted from the Nasdaq SmallCap Market effective at the close of business on October 15, 1998 due to the inability of the Company to meet the Nasdaq listing requirement that the Company maintain at least $2,000,000 in net tangible assets. The Company's common stock and warrants were then traded in the OTC:Bulletin Board market. However, due to the Company's failure to provide audited financial statements for 1999, the Company's securities were delisted from the OTC:Bulletin Board market, and were then traded on the "Pink Sheets".

Additionally, the Plan of Reorganization approved and confirmed by the Bankruptcy Court in connection with the Chapter 11 proceeding of the Company resulted in material dilution of the equity of the existing shareholders of the Company, as the result of the issuance of equity to Nix's shareholders.

The following table sets forth the high and low bid quotations for the Company's common stock and warrants for the 1999 fiscal year. Such quotations reflect inter-dealer quotations, without retail mark-up, markdowns or commissions, and may not represent actual transactions.

                                Bid Prices                   Ask Prices

December 31, 1999         High             Low          High            Low
-----------------       -------          -------      -------         ------

First Quarter           $0.3125          0.1875       $0.0001         0.0001

Second Quarter             0.16           0.125        0.0001         0.0001

Third Quarter              0.16          0.0625        0.0001         0.0001

Fourth Quarter           0.0625            0.04        0.0001         0.0001


For most of fiscal year 2000, the Company's stock traded in a range of $0.001 to $0.0001. This is due largely in part to the Company's Chapter 11 bankruptcy filing. As such, we do not presently have accurate high and low bid and ask prices for the fiscal year 2000. We intend to file a subsequent amendment with more accurate information.

Approximate Number of Holders Prior to the Bankruptcy

On March 1, 2000, there were approximately 127 and 83 holders of record of the Company's common stock and warrants, respectively. These numbers included shareholders and warrant holders of record who may hold stock and warrants for the benefits of others.

Approximate Number of Holders Post-Bankruptcy

The Company will provide in a subsequent amendment the number of holders of record of its common stock. As of February 22, 2001, the Company had no holders of its preferred stock or warrants.

Dividends

The Company never paid cash dividends on its common stock and does not expect to pay such dividends in the foreseeable future. Management currently intends to retain all available funds for the development of its business and for use as working capital.

                                   MANAGEMENT

Information as to the directors and officers of the Company is as follows:

Name                                        Position
--------                                    ------------

Christian Sano                              President and a Director

Dorteline Normil                            Secretary

Aaron Goldstein                             Treasurer and a Director

Brian Smith                                 Director

David Cook                                  Director

Ed Morris                                   Director

CHRISTIAN SANO has been the President of Nix since its inception. In April of 2000, Mr. Sano incorporated and developed FITravel Corporation, an online reservation system for boutique hotels, providing travel activities and accomodations to Japanese travelers. Mr. Sano financed, marketed and strategized product development; set up distribution channels; and developed product lines for travel destinations in Hawaii and Eastern Canada. From September of 1999 through April of 2000, Mr. Sano was a Sales Analyst for Credit Lyonnais Securities, Ltd., in Bangkok. In this capacity Mr. Sano advised institutional investors in Asia, Europe and the U.S. on equity investments in the Taiwanese capital markets. Mr. Sano was on Sabbatical from September of 1998 through September of 1999, researching business opportunities for the internet travel industry. From August 1996 to September of 1998, Mr. Sano was an Assistant Manager at Kleinwort Benson Securities Ltd. in Hong Kong. In this capacity Mr. Sano developed a new franchise in the Asian equity market, and advised financial institutional investors in Asia and Europe on equity investments in the Asian capital markets. Mr. Sano has a BS in Business and Economics from Sophia University, and speaks fluent German and Japanese.

DORTELINE NORMIL has been the Secretary of Nix since its inception. From October of 1998 through present, Ms. Normil has been a Production Associate for CBS's Sixty Minutes. As a Production Associate, Ms. Normil facilitated all pre-production research, detailed fact checking for news stories, and drafted and prepared reports to be compiled for Senior Producers. From August of 1996 through October of 1998, Ms. Normil was a Special Event Coordinator for Kelly Broadcasting Systems where she acted as Assistant to the VP of Operations. In this capacity Ms. Normil managed direct sales of live pay-per-view programming, promoted and developed advertising campaigns, and provided on-line technical support to satellite users. Ms. Normil has extensive media relations, communications and technology experience, and understands consumer interests from a global perspective. Ms. Normil has a Journalism degree from Montclair State University, a Certification in Analytical Communication from the Sorbonne in Paris, and speaks fluent French.

AARON GOLDSTEIN has been the Treasurer and a Director of Nix since its inception. Mr. Goldstein is a CPA in private practice with over 29 years of public accounting experience. Mr. Goldstein experience dealing mainly with domestic and international taxation issues for corporate entities, and also provides management advisory services to both his privately and publicly held corporate clients.

BRIAN SMITH has been a Director of Nix since its inception. Mr. Smith coordinates operations between the U.S. and Japan from Nix's Hawaii offices. At present, Mr. Smith is a Director of IB Web Japan, Inc., and has helped pioneer Internet expansion in Japan, most notably in the areas of education and electronic commerce. From February of 1997 to June of 1998, Mr. Smith was CEO of AOK Corporation, a Japanese educational consulting company. In January of 1998, Mr. Smith helped found Palladian Consulting Corporation, which gave strategic advice to start-up Japanese telecommunication ventures. Mr. Smith has an MA and BA in International Relations from Sophia University in Tokyo, Japan. Mr. Smith speaks fluent Japanese.

DAVID COOK has been a Director of Nix since its inception. Since January of 1999, Mr. Cook has been a senior consultant to Omni Financial Services, Inc. In this capacity Mr. Cook has developed business strategies for subsidiary companies of Softbank Corporation and Hikari Tsushin Corporation. In January of 1995, Mr. Cook founded Palladian Consulting Corporation which provides business development consulting services to U.S. corporations entering the Japanese market. In the course of this business Mr. Cook formed numerous partnerships and alliances with leading Japanese companies, and established several subsidiary operations in Japan on behalf of clients. Mr. Cook has dealt commercially with Japanese businesses for twelve years, and lived in Japan for sixteen years. Mr. Cook majored in Political Science at Reed College in Portland, Oregon.

EDWARD MORRIS has been a Director of Nix since its inception. From January 1965 to present, Mr. Morris has been a solo practitioner at his firm Edward J. Morris, PC. In this capacity Mr. Morris specializes in litigation and business law, and advises clients with respect to same. He is licensed to practice in the State of Pennsylvania, and is admitted to practice in the Courts of Common Pleas, the Superior and Supreme Court of Pennsylvania, the U.S. District Court, the U.S. Court of Appeals (3rd Cir.), and the U.S. Supreme Court. Mr. Morris holds a B.A. in Political Science from LaSalle College, and a J.D. from Temple University School of Law.


                             EXECUTIVE COMPENSATION

None of the Company's officers and/or directors currently receive any compensation for their services rendered to the Company, nor have they received such compensation since the divestiture of nix as described above.

No retirement, pension, profit sharing, stock option, or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

                              RELATED TRANSACTIONS

Indebtedness of Management

No member of the management, officers, or directors is or has been indebted to the Company. No director or officer is personally liable for the repayment of amounts by any financing received by the Company.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Delaware law authorizes a Delaware corporation to indemnify its officers and directors against claims or liabilities arising out of such person's conduct as officers or directors if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company. The Certificate of Incorporation provide for indemnification of the directors of the Company. In addition, the Bylaws of the Company provide for indemnification of the directors, officers, employees or agents of the Company. In general, these provision provide for indemnification in instances when such persons acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the Company.

                                  RISK FACTORS

The Company's business is subject to numerous risk factors, including the following:

DEVELOPMENT STAGE COMPANY. Nix was incorporated in June of 2000 and has had no operating history. To date, the Company has been primarily engaged in the development of its business plan, commencement of business operations on a limited scale and the preparation of the

Agreement and Plan of Merger with Princeton. The Company must be considered to be in its development stage and subject to all the risks inherent in any newly formed business including the absence of a significant operating history, lack of market recognition and limited banking and financial relationships. In addition, the Company's business plan and operating strategy involves expansion into businesses and markets which are highly competitive and typified by well established and better financed companies with a long established and highly recognized market presence.

THE COMPANY MAY NEED ADDITIONAL FINANCING. Future events, including the problems, delays, expenses and difficulties frequently encountered by companies may lead to cost increases that could make the Company's funds insufficient to fund the Company's proposed operations. The Company may seek additional capital, including an offering of its equity securities, an offering of debt securities or obtaining financing through a bank or other entity. The Company has not established a limit as to the amount of debt it may incur nor has it adopted a ratio of its equity to a debt allowance. If the Company needs to obtain additional financing, there is no assurance that financing will be available from any source, or that it will be available on terms acceptable to the Company, or that any future offering of securities will be successful. The Company could suffer adverse consequences if it is unable to obtain additional capital when needed.

ISSUANCE OF FUTURE SHARES MAY DILUTE INVESTORS' SHARE VALUE. The Company is authorized to issue 25,000,000 shares of common stock. The future issuance of all or part of the remaining authorized common stock may result in substantial dilution in the percentage of the Company's common stock held by the its then existing shareholders. Moreover, any common stock issued in the future may be valued on an arbitrary basis by the Company. The issuance of the Company's shares for future services or acquisitions or other corporate actions may have the effect of diluting the value of the shares held by investors, and might have an adverse effect on any trading market, should a trading market for the Company's common stock develop.

SHARES AVAILABLE FOR FUTURE SALE MAY AFFECT MARKET PRICE. The market price of the Company's common stock could drop if substantial amounts of shares are sold in the public market or if the market perceives that such sales could occur. A drop in the market price could adversely affect holders of the stock and could also harm the Company's ability to raise additional capital by selling equity securities.

LIMITED CURRENT MARKET FOR SECURITIES. There is currently a limited public market for the Shares and no assurance can be given that this market will develop in the future. However, even if a market should further develop, there can be no assurance that the Company's securities may be resold.

ADVERSE ECONOMIC CONDITIONS OR A CHANGE IN GENERAL MARKET PATTERNS. A weak economic environment could adversely affect the Company sales and promotional efforts. General economic conditions impact high technology commerce and demand and interest for the Company's products may decline at any time, especially during recessionary periods. Many factors beyond the Company's control may decrease overall demand for the Company's products including, among other things, decrease in the entry costs by other similarly situated companies, better and more efficient technology, increase in the overall unemployment rate, and additional government regulation. There can be no assurance that the general market demand for the Company's products will remain the same or will not decrease in the future.

THE COMPANY MAY FAIL TO GENERATE SUFFICIENT INTEREST IN ITS PRODUCTS. The Company must undertake substantial effort to market its technology in the United States and other markets. There is no assurance that the Company will be able to generate sufficient interest in and to create and maintain steady demand for its products over time.

LOSS OF THE COMPANY KEY EMPLOYEES MAY ADVERSELY AFFECT GROWTH OBJECTIVES. The Company's success in achieving its growth objectives depends upon the efforts of key management personnel. The loss of the services of these individuals could have a material adverse effect on the Company business, financial condition and results of operations. There is no assurance that the Company will be able to maintain and achieve its growth objectives should it lose any of its key management members' services.

COMPETITION FROM LARGER AND MORE ESTABLISHED COMPANIES MAY HAMPER MARKETABILITY. The competition in the high technology industry is intense. Large and highly fragmented, these industries host a number of well-established competitors, including national, regional and local companies possessing greater financial, marketing, personnel and other resources than the Company. There is no assurance that the Company will be able to market or sell its product if faced with direct product and services competition from these larger and more established companies.

THE COMPANY'S TECHNOLOGY MAY BECOME OBSOLETE. The technology the Company intends to use could become obsolete as a result of a superior piece of technology developed by a third-party designer or by discovering a more efficient and speedier way of communicating images that the Company's technology promises to deliver. Either or both of those events, upon occurrence, could lead to an erosion in the Company's ability to market its product as well as an erosion of potential customer base.

TRADEMARK PROTECTION AND PROPRIETARY MARKS. There is no assurance that the Company will be able to prevent competitors from using its trade marks or trade names or similar names, marks, concepts or appearances or that it will have the financial resources necessary to protect its marks against infringing use.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

(a)  Not Applicable.

(b) On February 22, 2001, the United States Bankruptcy Court, Middle District of Florida (Tampa Division) (the "Bankruptcy Court") ordered and approved of Princeton's Plan of Reorganization. (See Exhibit 2.1 attached hereto). Pursuant to the Plan of Reorganization, Princeton and Nix merged together, with Princeton as the surviving corporation. The name of the Company was changed to "Nix Co., Ltd." (See Exhibit 99.1 attached hereto). All the outstanding Common and Preferred shares of Princeton were canceled according to the Plan of Reorganization. The total number of shares authorized for issuance under the Plan of Reorganization was 15,000,000 shares of Common Stock, par value $.001, and no shares of Preferred Stock. There were nominal assets of Princeton on the date of confirmation of the Plan of Reorganization. See Plan of Reorganization attached.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.  OTHER EVENTS

Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

No financial statements are filed herewith. The Company is required to file financial statements by amendment hereto not later than 60 days after the date that this Current Report on Form 8-K must be filed.

     2.1 Debtors' Amended Plan of Reorganization with Modification to Amended Chapter 11 Plan.

     99.1 Agreement and Plan of Merger between Princeton Dental Management Corporation and Nix Co., Ltd.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Date: March 14, 2001

                                    Registrant: NIX CO., LTD.

                                    /s/ AARON GOLDSTEIN

                                   --------------------------------
                                   Name: Aaron Goldstein
                                   Title: Treasurer and Authorized Signatory